Exhibit 32.2


     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     -----------------------------------------------------------------------

I, Steven M. Feldman, as Chief Financial Officer of Barneys New York, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended May 1, 2004 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  June 15, 2004
                                                    /s/ Steven M. Feldman
                                                    ----------------------------
                                                    Steven M. Feldman
                                                    Chief Financial Officer